EXHIBIT 10.5


                        TERM LOAN AND SECURITY AGREEMENT


                                     BETWEEN


                          SOURCE ONE WIRELESS I, L.L.C.

                                 AS THE BORROWER

                                       AND


                           HARRIS FAMILY AREAWIDE LLC

                                  AS THE LENDER


                        --------------------------------

                             Dated: October 20, 1998

                        --------------------------------

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                        TERM LOAN AND SECURITY AGREEMENT

            THIS TERM LOAN AND SECURITY AGREEMENT, dated October 20, 1998, by and between SOURCE ONE WIRELESS I, L.L.C., a Delaware limited liability company with its chief executive office located at 1040 South Milwaukee Avenue, Wheeling, Illinois 60090 (the "Borrower"), and HARRIS FAMILY AREAWIDE LLC (the "Lender").


                                W I T N E S E T H

            WHEREAS, the Borrower has requested the Lender to lend it the sum of $2,000,000, and the Lender is willing to do so, upon the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

            SECTION 1. DEFINITIONS

            (a) As used herein:

            1.1. "ACCOUNT DEBTOR" means any Person who is or who may become obligated under, with respect to, or on account of, an Account.

            1.2. "ACCOUNTS" means all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to the Borrower arising out of the sale or lease of goods or the rendition of services by the Borrower, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor, including, without limitation, Credit Card Receivables.

            1.3. "AFFILIATE" means, as to any Person, each other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by or under common control with, such Person.

            1.4. "AGREEMENT" means this Term Loan and Security Agreement as the same, from time to time, may be amended or supplemented.

            1.5. "BANKRUPTCY CODE" means the United States Bankruptcy Code (11


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U.S.C. ss. 101 et seq.), as amended, and any successor statute.

            1.6. "BORROWER'S BOOKS" means all of the Borrower's books and records including: ledgers; records indicating, summarizing, or evidencing the Borrower's properties or assets (including the Collateral) or liabilities; all information relating to the Borrower's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, or other computer prepared information.

            1.7. "BUSINESS DAY" means a day other than a Saturday, a Sunday or a day on which commercial banks in New York City are authorized to close.

            1.8. "CLOSING" has the meaning given to such term in Section 3.1.

            1.9. "CODE" means the New York Uniform Commercial Code.

            1.10. "COLLATERAL" means each of the following:

                  (i)   the Accounts,

                  (ii)  the Borrower's Books,

                  (iii) the Equipment,

                  (iv)  the General Intangibles,

                  (v)   the Inventory,

                  (vi)  the Investment Property,

                  (vii) the Negotiable Collateral,

                  (viii) any money, or other assets of the Borrower that now or hereafter come into the possession, custody, or control of the Lender, and

                  (ix) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, the Borrower's Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

            1.11. "COLLATERAL DOCUMENTS" means the Note, the AWC Guaranty, the


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Pledge dated the date hereof from Areawide Cellular, Inc. to the Lender, or any other agreement or instrument securing or otherwise evidencing the Loan or any other Obligation and the other amendments, agreements or documents, whether deliverable at or after the Closing, by the Borrower or any other Person, in any way relating to this Agreement or any of the foregoing.

            1.12. "COLLECTIONS" means all cash, checks, notes, instruments, and other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

            1.13. "CREDIT CARD AGREEMENTS" shall mean all agreements now or hereafter entered into by the Borrower with any Credit Card Issuer or any Credit Card Processor, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            1.14. "CREDIT CARD ISSUER" shall mean any Person (other than the Borrower) who issues or whose members issue credit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards, and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards.

            1.15. "CREDIT CARD PROCESSOR" shall mean any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any of the Borrower's sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer.

            1.16. "CREDIT CARD RECEIVABLES" shall mean all Accounts consisting of the present and future rights of the Borrower to payment for Inventory sold and delivered to customers who have purchased such goods using a credit card or a debit card issued by a Credit Card Issuer.

            1.17. "COMMUNICATIONS ACT" means the Communications Act of 1934, as amended.

            1.18. "DEFAULT" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

            1.19. "EVENT OF DEFAULT" has the meaning given to such term in
Section 5.

            1.20. "EQUIPMENT" means all of the Borrower's present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles


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(including motor vehicles and trailers), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including but not limited to, (a) terminals, transmitters and receivers, satellite dishes, and antennas, (b) any interest of the Borrower in any of the foregoing, and (c) all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

            1.21. "FCC" means the Federal Communications Commission, or any other similar or successor agency of the federal government administering the Communications Act.

            1.22. "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

            1.23. "GENERAL INTANGIBLES" means all of the Borrower's present and future general intangibles and other personal property (including any right of the Borrower to telephone numbers which have been assigned to the Borrower for use in connection with paging services, contract rights (including contract rights under the Material Contracts), rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), other than goods, Accounts, and Negotiable Collateral.

            1.24. "INDEBTEDNESS" means, as to the Borrower or any Subsidiary, all items of indebtedness, obligation or liability, whether matured or unmatured, liquidated or unliquidated, direct or contingent, joint or several, including (without implied limitations):

                  (a) All indebtedness guaranteed, directly or indirectly, in any manner, or endorsed (other than for collection or deposit in the ordinary course of business) or discounted with recourse;

                  (b) All indebtedness in effect guaranteed, directly or indirectly, through agreements, contingent or otherwise: (i) to purchase such indebtedness; or (ii) to purchase, sell, or lease (as lessee or lessor) property, products, materials, or supplies or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such indebtedness or to insure the owner of the indebtedness against loss; or (iii) to supply funds to, or any other manner invest in, the debtor;

                  (c) All indebtedness secured by (or for which the holder of such indebtedness has a right, contingent or otherwise, to be secured by) any mortgage, deed of


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trust, pledge, lien, security interest, or other charge or encumbrance upon property owned or acquired subject thereto, whether or not the liabilities secured thereby have been assumed; and

                  (d) All indebtedness incurred as the lessee of goods or services under leases that, in accordance with GAAP, should not be reflected on the lessee's balance sheet.

            1.25. "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

            1.26. "INVENTORY" means all present and future inventory in which the Borrower has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of the Borrower's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located.

            1.27. "INVESTMENT PROPERTY" means all "investment property", as such term is defined in the Code, now owned or hereafter acquired by the Borrower and, in any event, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts.

            1.28. "LENDER EXPENSES" means all: costs or expenses (including taxes, and insurance premiums) required to be paid by the Borrower under any of the Loan Documents that are paid or incurred by the Lender; fees or charges paid or incurred by the Lender in connection with the Lender's transactions with the Borrower, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Collateral appraisals), real estate surveys, real estate title policies and endorsements, and environmental audits; costs and expenses incurred by the Lender in the disbursement of funds to the Borrower (by wire transfer or otherwise); charges paid or incurred by the Lender resulting from the dishonor of checks; costs and expenses paid or incurred by the Lender to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral or any portion thereof, irrespective of whether a sale is consummated; costs and expenses paid or incurred by the Lender in examining the Borrower's Books; costs and expenses of third party claims or any other suit paid or incurred by the Lender in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the Lender's relationship with the Borrower or any guarantor; and the Lender's reasonable


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attorneys fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning the Borrower or any guarantor of the Obligations), defending, or concerning the Loan Documents, irrespective of whether suit is brought.

            1.29. "LIEN" means any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

            1.30. "LOANS" means any loan or advance made pursuant to the terms of this Agreement.

            1.31. "LOAN DOCUMENTS" means this Agreement, the Note, each Collateral Document, and any other agreement entered into, now or in the future, in connection with this Agreement, the Note or any Collateral Document.

            1.32. "LOAN TERMINATION DATE" means October 20, 1998.

            1.33. "MATERIAL ADVERSE CHANGE" means (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of the Borrower, (b) the material impairment of the Borrower's ability to perform its obligations under the Loan Documents to which it is a party or of the Lender to enforce the Obligations or realize upon the Collateral, (c) a material adverse effect on the value of the Collateral or the amount that the Lender would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral, or (d) a material impairment of the priority of the Lender's Liens with respect to the Collateral.

            1.34. "MATERIAL CONTRACTS" mean all material contracts relating to the Borrower's paging services, including, without limitation, all Credit Card Agreements and all of the Borrower's billing and collection services agreements, including, but not limited to those set forth on Schedule 1.34.


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            1.35. "NECESSARY AUTHORIZATIONS" shall mean all approvals and licenses from, and all filings and registrations with, any governmental or other regulatory authority, including, without limiting the foregoing, the approvals, licenses, filings and registrations under the Communications Act, if any, necessary in order to enable the Borrower and its Subsidiaries to maintain and operate its paging business.

            1.36. "NEGOTIABLE COLLATERAL" means all of the Borrower's present and future letters of credit, notes, drafts, instruments, investment property, security entitlements, securities (including the shares of stock of Subsidiaries of the Borrower), documents, personal property leases (wherein the Borrower is the lessor), chattel paper, and the Borrower's Books relating to any of the foregoing.

            1.37. "NOTE" means the promissory note referred to in Section 2.2, in the form satisfactory to the Lender, to be executed by the Borrower on the date hereof and delivered to the Lender.

            1.38. "OBLIGATIONS" means the obligation of the Borrower:

                  (a) To pay the principal of and interest on the Note (including any interest that, but in the provisions of the Bankruptcy Code, would have accrued) in accordance with the terms thereof and to satisfy all of its other liabilities to the Lender, whether hereunder or otherwise, whether now existing or hereafter incurred, matured or unmatured, direct or contingent, absolute or contingent, joint or several, including any extensions, modifications, renewals thereof and substitutions therefor;

                  (b) To repay to the Lender all amounts advanced by the Lender hereunder or otherwise on behalf of the Borrower, including, but without limitation, advances for principal or interest payments to prior secured parties, mortgagees, or lienors, or for taxes, levies, insurance, rent, or repairs to, or maintenance or storage of, any of the Collateral;

                  (c) To reimburse the Lender, on demand, or pay directly for all of the Lender's Expenses.

            1.39. "PARENT" means Source One Wireless, Inc., an Illinois corporation.


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            1.40. "PERSON" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, joint venture, court or government, or political subdivision or agency thereof.

            1.41. "REAL PROPERTY" means any estates or interests in real property now owned or hereafter acquired by the Borrower.

            1.42. "SENIOR INDEBTEDNESS" means Indebtedness of the Borrower which by its terms is senior in right of payment to the Loan, including but not limited to, the Indebtedness of the Borrower to the Senior Lender pursuant to the Senior Loan Agreement and any amendment, restatement, replacement or refinancing thereof.

            1.43. "SENIOR LENDER" means the financial institutions party to the Senior Loan Agreement and any assignee or participant thereof.

            1.44. "SENIOR LOAN AGREEMENT" means the Loan and Security Agreement of even date herewith among the Borrower, the financial institutions set forth therein and Foothill Capital Corporation, as agent, as the same may be amended, modified or restated from time to time.

            1.45. "SUBORDINATION AGREEMENT" means the Subordination Agreement dated the date hereof between the Borrower and the Senior Lender.

            1.46. "SUBSIDIARY" of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

            (b) (i) ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term the "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean the Borrower on a consolidated basis unless the context clearly requires otherwise.

                  (ii) CODE. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

                  (iii) CONSTRUCTION. Unless the context of this Agreement clearly


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requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by the Lender. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in the Loan Documents to this Agreement or any of the Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable.


            SECTION 2. LOAN AND TERM OF PAYMENT

            2.1. THE LOAN. Subject to the terms hereof, the Lender will lend the Borrower at the Closing the sum of $2,000,000 (the "Loan").

            2.2. THE NOTE. To evidence the borrowings made hereunder, simultaneously with the execution and delivery hereof, the Borrower shall execute and deliver to the Lender the Note.

            2.3. INTEREST. (a) Interest on all outstanding unpaid Obligations shall be payable in arrears quarterly on each March 30, June 30, September 30 and December 31 until all Obligations are paid in full, and on the Loan Termination Date, at an annual rate equal to twelve (12%) percent, based on a 360-day year and the actual number of days elapsed.

                  (b) If any payment due hereunder is not paid when due, interest on such outstanding unpaid Obligations shall accrue at a rate equal to two (2%) percent per annum in excess of the rate that otherwise would apply from the due date of such payment until paid, and all interest accruing thereafter shall be payable on demand.

                  (c) Notwithstanding any provision contained in this Agreement to the contrary, the Lender shall not be entitled to receive, collect or apply, as interest on the Loans under this Agreement, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, in the event the Lender shall have ever received, collected or applied as interest any such excess, such amount which would be excessive interest shall be applied first to the reduction of principal then outstanding, and, second, if such principal amount is paid in full, any remaining excess shall forthwith be returned to the Borrower.

            2.4. REPAYMENT OF PRINCIPAL. (a) Unless required to be paid earlier


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pursuant to Section 2.4(b), the principal amount of the Loan shall be payable in full, together with all the accrued but unpaid interest, on the Loan Termination Date.

                  (b) If at any time or from time to time during the term of this Agreement, the Borrower is not prohibited by the Subordination Agreement or by any other agreement to which it is a party or by which it or its assets are bound, from paying all or any portion of the principal amount of the Loan prior to the Loan Termination Date, then the Borrower shall pay to the Lender, not later than the second business day following the date on which the Borrower shall first be permitted to make such payment, the maximum principal amount of the Loan which it is then permitted to pay to the Lender, plus all accrued but unpaid interest thereon, until the full amount of the Loan has been paid in full.

            2.5. PAYMENTS; GENERALLY. All payments of interest on and principal of the Loan, all fees and all other sums payable to the Lender hereunder shall be paid in immediately available funds at the offices of the Lender or into an account designated in writing by Lender, not later than 11:00 a.m., New York City time, on the dates specified hereunder, or if any such date is not a Business Day, then on the next succeeding Business Day, in such currency of the United States of America as is, at the time of payment, legal tender for the payment of public and private debts. The Lender may periodically send the Borrower statements of all amounts due hereunder for interest, principal, and fees, which statements shall be considered correct and conclusively binding on the Borrower unless the Borrower notifies the Lender to the contrary within 30 days of their receipt of any statement that it deems to be incorrect.

            2.6. SUBORDINATION. The Loan and the Note is subordinated in right of payment to Senior Indebtedness. The terms and conditions of the subordination of the Loan and Note to the Senior Indebtedness held by the Senior Lender are set forth in the Subordination Agreement.

            2.7. EFFECT OF TERMINATION. On the date of termination of this Agreement, all Obligations immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge the Borrower of the Borrower's duties, Obligations, or covenants hereunder, and the Lender's continuing security interests in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and the Lender's obligation to provide additional credit hereunder is terminated.

            2.8. USE OF PROCEEDS. The entire proceeds of the Loan shall be distributed by the Borrower to Source One Wireless, LLC to repay a portion of the existing intercompany loan from Source One Wireless, LLC to the Borrower, and then be distributed by Source One Wireless, LLC to the Parent to be applied by the Parent towards the repayment of its outstanding indebtedness to the Senior Lender.


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            2.9. LENDER EXPENSES. The Borrower shall pay, or reimburse the
Lender, promptly upon demand, for any and all Lender Expenses.


            SECTION 3. CONDITIONS PRECEDENT

            The obligation of the Lender to make the Loan is subject to the following conditions precedent:

            3.1. DOCUMENTS REQUIRED FOR THE CLOSING.

                  (a) There shall have been delivered to the Lender, on or before the date hereof (the "Closing"), the following:

                        (i) The Note;

                        (ii) The UCC-1 financing statements required by Section
            4.4;

                        (iii) A Guaranty ("AWC Guaranty") to the Lender from
            Areawide Cellular Inc. ("AWC") substantially in the form of Exhibit B.

                        (iv) A Pledge Agreement from each of the Guarantor to
            the Lender substantially in the form of Exhibit C (the "Pledge Agreement");

                        (v) Evidence that the Borrower has obtained the
            insurance required by Section 4.7. The Lender shall have received certificates of insurance naming it as loss payee and additional insured together with duly executed insurance endorsements;

                        (vi) The Purchase Agreement dated the date hereof
            between Source One Wireless, LLC and the Lender in form and substance satisfactory to the Lender;

                        (vii) Payment to the Lender of all Legal Expenses
            incurred through the closing;

                        (viii) Such additional documents, agreements and
            certificates as the Lender shall reasonably request.


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            3.2. CERTAIN EVENTS. At the time of the Closing:

                  (a) No Event of Default shall have occurred and be continuing, and no event shall have occurred and be continuing that, with the giving of notice or the passage of time or both, would be an Event of Default;

                  (b) All of the Collateral Documents shall be in full force and effect.

            3.3. LEGAL AND OTHER MATTERS. At the time of the Closing, all instruments required to be delivered hereunder to the Lender shall be in form and substance acceptable to the Lender and its counsel.


            SECTION 4. COLLATERAL SECURITY

            4.1. GRANT OF SECURITY INTEREST. The Borrower hereby grants to the Lender a continuing security interest in all currently existing and hereafter acquired or arising Collateral, to the extent permitted by applicable law, in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by the Borrower of each of its covenants and duties under the Loan Documents. The security interests of the Lender in the Collateral shall attach to all Collateral without further act on the part of the Lender or the Borrower. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for the sale of Inventory to buyers in the ordinary course of business, the Borrower has no authority, express or implied, to dispose of any item or portion of the Collateral.

            4.2. NEGOTIABLE COLLATERAL. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, the Borrower, immediately upon the request of the Lender, shall endorse and deliver physical possession of such Negotiable Collateral to the Lender.

            4.3. COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, AND NEGOTIABLE COLLATERAL. At any time upon a Default or Event of Default, the Lender or the Lender's designee may (a) notify customers or Account Debtors of the Borrower that the Accounts, General Intangibles, or Negotiable Collateral have been assigned to the Lender or that the Lender has a security interest therein, and
(b) collect the Accounts, General Intangibles, and Negotiable Collateral directly and charge the collection costs and expenses to the Borrower. The Borrower agrees that it will hold in trust for the Lender, as the Lenders' trustee, any Collections and immediately will deliver said Collections to the Lender in their original form as received by the Borrower.


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            4.4. DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. At any time upon the request of the Lender, the Borrower shall execute and deliver to the Lender all financing statements, continuation financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that the Lender reasonably may request, in form satisfactory to the Lender, to perfect and continue perfected the Liens of the Lender in the Collateral, and will assist the Lender to secure from the FCC and any other governmental or other authority required approvals in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. The Borrower shall pay, or reimburse the Lender for paying all costs of filing or recovering any of the foregoing in such public offices and other locations as the Lender may designate.

            4.5. POWER OF ATTORNEY. The Borrower hereby irrevocably makes, constitutes, and appoints the Lender (and any of the Lender's officers, employees, or agents designated by the Lender) as the Borrower's true and lawful attorney, with power to (a) if the Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of the Borrower on any of the documents described in Section 4.4, (b) at any time that an Event of Default has occurred and is continuing, sign the Borrower's name on any invoice or bill of lading relating to any Account, drafts against Account Debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse the Borrower's name on any Collection item that may come into the Lender's possession, (e) at any time that an Event of Default has occurred and is continuing or the Lender deems itself insecure, notify the post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Lender, to receive and open all mail addressed to the Borrower, and to retain all mail relating to the Collateral and forward all other mail to the Borrower, (f) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under the Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (g) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms that the Lender determines to be reasonable, and the Lender may cause to be executed and delivered any documents and releases that the Lender determines to be necessary. The appointment of the Lender as the Borrower's attorney, and each and every one of the Lender's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and the Lender's obligation to extend credit hereunder is terminated.

            4.6. RIGHT TO INSPECT. The Lender (through any of its officers, employees, or agents), shall have the right, from time to time hereafter to inspect the Borrower's Books and to check, test, and appraise the Collateral in order to verify the Borrower's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

            4.7. COOPERATION WITH THE LENDER. Upon the occurrence and during the continuation of an Event of Default, the Borrower agrees to take any actions that the Lender may reasonably request in order to enable the Lender to obtain and enjoy the full rights and benefits granted to the Lender under this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, the Borrower shall, at the Borrower's cost and expense, use its best efforts to assist in obtaining all approvals of the FCC and any other governmental or other authority, if applicable, which are then required by law for or in connection with any action or transaction contemplated by this Agreement, any other Loan Document or Article 9 of the Code as in effect in any applicable jurisdiction, and at the Lender's request to prepare, sign and file with the FCC the assignor's or transferor's portion of any application or applications for consent to the assignment of the Licenses or transfer of control thereof necessary or appropriate under the FCC's rules for approval of any sale or transfer of the Licenses or other exercise of the Lender's remedies under this Agreement. The Lender reserves the right, in connection with the issuance of any order for relief in a bankruptcy proceeding for the benefit of the Lenders, to petition the bankruptcy court for the transfer of control or assignment of the Licenses to a receiver, trustee, transferee, or similar official or to any purchaser of the Collateral pursuant to any public or private sale, foreclosure or other exercise of remedies available to the Lender, all as permitted by applicable law.

            4.8. INSURANCE.

                  The Borrower covenants and agrees that, until full and final payment of the Obligations, the Borrower shall do the following:

                  (a) At its expense, keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as are ordinarily insured against by other owners in similar businesses. The Borrower also shall maintain business interruption, public liability, product liability, and property damage insurance relating to the Borrower's ownership and use of the Collateral, as well as insurance against larceny, embezzlement, and criminal misappropriation and insurance for such other risks as the Lender may require.

                  (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as may be reasonably satisfactory to the Lender. All insurance required herein shall be written by companies which are authorized to do insurance business in the State of New York and the state where the insured assets are located. All hazard insurance and such other insurance as the Lender shall specify, shall contain an endorsement satisfactory to the Lender, showing the Lender as a loss payee thereof, and shall contain a waiver of warranties. Every policy of insurance referred to in this Section 4.8 shall contain an agreement by the insurer that it will not cancel such policy except after thirty (30) days' prior written notice to the Lender and that any loss payable thereunder shall be payable notwithstanding any act or negligence of the Borrower or the Lender which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment and notwithstanding (i) occupancy or use of the Real Property for purposes more hazardous than permitted by the terms of such policy, (ii) any foreclosure or other action or proceeding taken by the Lender pursuant to the Loan Documents upon the happening of an Event of Default, or
(iii) any change in title or ownership of the Real Property. The Borrower shall deliver to the Lender certified copies of such policies of insurance and evidence of the payment of all premiums therefor.

                  (c) Original policies or certificates thereof satisfactory to the Lender evidencing such insurance shall be delivered to the Lender at least thirty (30) days prior to the expiration of the existing or preceding policies. The Borrower shall give the Lender prompt notice of any loss covered by such insurance, and the Lender shall have the right to adjust any loss. The Lender shall have the exclusive right to adjust all losses payable under any such insurance policies without any liability to the Borrower whatsoever in respect of such adjustments; provided, that the Lender shall adjust such losses in a commercially reasonable manner. Any monies received as payment for any loss under any insurance policy including the insurance policies mentioned above, shall be paid over to the Lender to be applied at the option of the Lender either to the prepayment of the Obligations without premium, in such order or manner as the Lender may elect, or shall be disbursed to the Borrower under stage payment terms satisfactory to the Lender for application to the cost of repairs, replacements, or restorations. All repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction. Upon the occurrence of an Event of Default, the Lender shall have the right to apply all prepaid premiums to the payment of the Obligations in such order or form as the Lender shall determine.

                  (d) The Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 4.8, unless the Lender is included thereon as named insured with the loss payable to the Lender. The Borrower immediately shall notify the Lender whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and originals of such policies immediately shall be provided to the Lender.

                  (e) The Borrower will permit the Lender to have one or more of its officers and employees, or any other person designated by the Lender, visit and inspect any of the properties of the Borrower and to examine the minute books, books of account and other records of the Borrower and make copies thereof or extracts therefrom, and discuss their affairs, finances and Accounts with their officers and, at the request of the Lender, with the Borrower's independent accountants on reasonable prior notice, during normal business hours and at such other reasonable times and as often as the Lender may reasonably desire.

            SECTION 5. EVENTS OF DEFAULT.

            Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

            5.1. If the Borrower fails to pay when due and payable or when declared due and payable, any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due the Lender, reimbursement of the Lender Expenses, or other amounts constituting Obligations);

            5.2. If the Borrower or any pledgor, guarantor or other Person (other than Lender) fails or neglects to perform, keep, or observe any other term, provision, condition, covenant, or agreement contained in this Agreement, or in any of the other Loan Documents (giving effect to any grace periods, cure periods, or required notices, if any, expressly provided for in such Loan Documents) to which it is a party, or if there is any other default or breach of any other Loan Document (other than by Lender); in each case, other than any such term, provision, condition, covenant, or agreement that is the subject of another provision of this Section 5, (in which event such other provision of this Section 5 shall govern).

            5.3. If there is a Material Adverse Change;

            5.4. If any material portion of the Borrower's properties or assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any third Person;

            5.5. If an Insolvency Proceeding is commenced by the Borrower;

            5.6. If an Insolvency Proceeding is commenced against the Borrower and any of the following events occur: (a) the Borrower consents to the institution of the Insolvency Proceeding against it; (b) the petition commencing the Insolvency Proceeding is not timely controverted; (c) the petition commencing the Insolvency Proceeding is not dismissed within forty-five (45) calendar days of the date of the filing thereof; (d) an interim trustee is appointed to take possession of all or a substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, the Borrower; or (e) an order for relief shall have been issued or entered therein;

            5.7. If the Borrower is enjoined, restrained, or in any way prevented by court or FCC order from continuing to conduct all or any material part of its business affairs;

            5.8. If a notice of Lien, levy, or assessment is filed of record with respect to any of the Borrower's properties or assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any of the Borrower's properties or assets and the same is not paid on the payment date thereof;

            5.9. If a judgment or other claim becomes a Lien or encumbrance upon any material portion of the Borrower's properties or assets, and such Lien or encumbrances is not removed within ten (10) days;

            5.10. If there is a default in any material agreement, including, without limitation, the Senior Loan Agreement or any other "Loan Document" (as such term is defined in the Senior Loan Agreement), to which the Borrower is a party with one or more third Persons and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in acceleration of the maturity of the Borrower's obligations thereunder or cancellation or termination of such agreement;

            5.11. If the Borrower makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

            5.12. If any misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or report made (whether in this Agreement or any other Loan Document or other agreement or instrument) to the Lender by the Borrower or any officer, employee, agent, or director of the Borrower, or if any such warranty or representation is withdrawn;

            5.13. If the obligation of any guarantor under its guaranty or other third Person under any Loan Document is limited or terminated by operation of law or by the guarantor or other third Person thereunder, or any such guarantor or other third Person commences an Insolvency Proceeding; or an Insolvency Proceeding is commenced against any such guarantor and any of the following events occur (a) such guarantor consents to the institution of the Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within forty-five (45) calendar days of the date of the filing thereof; provided, however, that during the pendency of such period, the Lender shall be relieved of its obligations to extend credit hereunder, (d) an interim trustee is appointed to take possession of all or a substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of such guarantor or (e) an order for relief shall have been issued or entered therein;


            SECTION 6. THE LENDER'S RIGHTS AND REMEDIES.

            6.1. RIGHTS AND REMEDIES. Upon the occurrence, and during the continuation, of an Event of Default, and subject to obtaining any Necessary Authorization, the Lender may, without notice of its election and without demand, do any one or more of the following, all of which are authorized by the
Borrower:

                  (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

                  (b) Cease advancing money or extending credit to or for the benefit of the Borrower under this Agreement, under any of the Loan Documents, or under any other agreement between the Borrower and the Lender;

                  (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of the Lender, but without affecting the Lender's rights and security interests in the Collateral and without affecting the Obligations;

                  (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Lender reasonably considers advisable, and in such cases, the Lender will credit the Borrower with only the net amounts received by the Lender in payment of such disputed Accounts after deducting all the Lender Expenses incurred or expended in connection therewith;

                  (e) Cause the Borrower to hold all returned Inventory in trust for the Lender, segregate all returned Inventory from all other property of the Borrower or in the Borrower's possession and conspicuously label said returned Inventory as the property of the Lender;

                  (f) Without notice to or demand upon the Borrower or any guarantor, make such payments and do such acts as the Lender considers necessary or reasonable to protect its security interests in the Collateral. The Borrower agrees to assemble the Collateral if the Lender so requires, and to make the Collateral available to the Lender as the Lender may designate. The Borrower authorizes the Lender to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or Lien that in the Lender's determination appears to conflict with the Liens of the Lender in the Collateral and to pay all expenses incurred in connection therewith. With respect to any of the Borrower's owned or leased premises, the Borrower hereby grants the Lender a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty (120) days in order to exercise any of the Lender's rights or remedies provided herein, at law, in equity, or otherwise;

                  (g) Without notice to the Borrower (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of Section 9-505 of the Code), set off and apply to the Obligations any and all (i) balances and deposits of the Borrower held by the Lender, or (ii) indebtedness at any time owing to or for the credit or the account of the Borrower held by the Lender;

                  (h) Hold, as cash collateral, any and all balances and deposits of the Borrower held by the Lender, to secure the full and final repayment of all of the Obligations;

                  (i) Seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce the Lender's remedies with respect to such appointment without prior notice or hearing;

                  (j) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. The Lender is hereby granted a license or other right to use, without charge, the Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and the Borrower's rights under all licenses and all franchise agreements shall inure to the Lender's benefit;

                  (k) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including the Borrower's premises) as the Lender determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

                  (l) the Lender shall give notice of the disposition of the Collateral as follows:

                       (A) The Lender shall give the Borrower and each holder of a security interest in the Collateral who has filed with the Lender a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made;

                       (B) The notice shall be personally delivered or mailed, postage prepaid, to the Borrower as provided in Section 9, at least five (5) days before the date fixed for the sale, or at least five (5) days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market. Notice to Persons other than the Borrower claiming an interest in the Collateral shall be sent to such addresses as they have furnished to the Lender;

                       (C) If the sale is to be a public sale, the Lender also shall give notice of the time and place by publishing a notice one time at least five (5) days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

                  (m) The Lender may credit bid and purchase at any public sale;

                  (n) The Lender may exercise such other remedies as may be available under this Agreement, the Code, applicable law, equity or otherwise; and

                  (o) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by the Borrower. Any excess will be returned, without interest and subject to the rights of third Persons, by the Lender to the Borrower.

            6.2. REMEDIES CUMULATIVE. The Lender's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. The Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender of one right or remedy shall be deemed an election, and no waiver by the Lender of any Event of Default shall be deemed a continuing waiver. No delay by the Lender shall constitute a waiver, election, or acquiescence by it.

            SECTION 7. TAXES AND EXPENSES.

            If the Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, to the extent that the Lender reasonably determines that such failure by the Borrower could result in a Material Adverse Change, in its discretion and without prior notice to the Borrower, the Lender may do any or all of the following: (a) make payment of the same or any part thereof; or (b) obtain and maintain insurance policies of the type described in Section 4.8, and take any action with respect to such policies as the Lender deems prudent. Any such amounts paid by the Lender shall constitute the Lender Expenses. Any such payments made by the Lender shall not constitute an agreement by the Lender to make similar payments in the future or a waiver by the Lender of any Event of Default under this Agreement. The Lender need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.


            SECTION 8. WAIVERS; INDEMNIFICATION.

            8.1. DEMAND; PROTEST; ETC. The Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by the Lender on which the Borrower may in any way be liable.

            8.2. THE LENDER'S LIABILITY FOR COLLATERAL. So long as the Lender complies with its obligations, if any, under Section 9-207 of the Code, the Lender shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by the Borrower.

            8.3. INDEMNIFICATION. The Borrower shall pay, indemnify, defend, and hold each Lender, and each of its officers, directors, employees, counsel, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (whether in an action or proceeding between the Borrower and the Indemnified Person or between another Person and the Indemnified Person) in connection with or as a result of or related to the execution, delivery, enforcement, performance, and administration of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). The Borrower shall have no obligation to any Indemnified Person under this Section
8.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations.


            SECTION 9. NOTICES.

            Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telefacsimile to the Borrower or to the Lender, as the case may be, at its address set forth below:

            If to the Borrower:        Source One Wireless I, L.L.C.
                                       1040 South Milwaukee Avenue
                                       Wheeling, Illinois 60090
                                       Attn: Steven Zabel
                                       Fax No. (847) 465-5575

            WITH COPIES TO:            Sachnoff & Weaver
                                       Suite 29th Floor
                                       30 South Wacker Drive
                                       Chicago, Illinois 60606
                                       Attn: Abe Stern, Esq.
                                       Fax No. (312) 207-6400

            If to the Lender:          Harris Family Areawide LLC
                                       10800 Biscayne Blvd.
                                       10th Floor
                                       Miami, FL 33161
                                       Attn: Mel Harris
                                       Fax No. (305) 891-5390

            WITH COPIES TO:            Baer Marks & Upham LLP
                                       805 Third Avenue
                                       New York, New York 10022
                                       Attn: Donald J. Bezahler, Esq.
                                       Fax No. (212) 702-5941


            The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 9, other than notices by the Lender in connection with Sections 9-504 or 9-505 of the Code, shall be deemed received on the earlier of the date of actual receipt or three (3) days after the deposit thereof in the mail. The Borrower acknowledges and agrees that notices sent by the Lender in connection with Sections 9-504 or 9-505 of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted telefacsimile or other similar method set forth above.

            SECTION 10. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

            THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS WITH RESPECT TO ANY OTHER LOAN DOCUMENT EXPRESSLY PROVIDED TO THE CONTRARY IN SUCH LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [NEW YORK]. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK OR, AT THE SOLE OPTION OF THE LENDER, IN ANY OTHER COURT IN WHICH THE LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. THE BORROWER AND THE LENDER WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS
SECTION 9. EACH OF THE BORROWER AND THE LENDER HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF THE BORROWER AND THE LENDER REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

            SECTION 11. AMENDMENTS; WAIVERS.

            11.1. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Lender and the Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            11.2. NO WAIVERS; CUMULATIVE REMEDIES. No failure by the Lender to exercise any right, remedy, or option under this Agreement, any other Loan Document, or any present or future supplement hereto or thereto, or in any other agreement between or among the Borrower and the Lender, or delay by the Lender in exercising the same, will operate as a waiver thereof. No waiver by the Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Lender on any occasion shall affect or diminish the Lender's rights thereafter to require strict performance by the Borrower of any provision of this Agreement. The Lender's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy which the Lender may have.


            SECTION 12. GENERAL PROVISIONS.

            12.1. EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by the Borrower and the Lender.

            12.2. SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

            12.3. INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender or the Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

            12.4. SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

            12.5. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

            12.6. REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Obligations by the Borrower or any guarantor of the Obligations or the transfer by any or all of such parties to the Lender of any property of either or both of such parties should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if the Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender related thereto, the liability of the Borrower or such guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

            12.7. INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

            12.8. SUCCESSORS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that the Borrower may not assign this Agreement or any rights or duties hereunder without the Lenders' prior written consent and any prohibited assignment shall be absolutely void. No consent to assignment by the Lenders shall release the Borrower from its Obligations. A Lender may assign this Agreement and its rights and duties hereunder and, no consent or approval by the Borrower is required in connection with any such assignment.


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                                      -26-

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.

                                       THE BORROWER:
                                       SOURCE ONE WIRELESS I, L.L.C.,
                                       a Delaware limited liability company


                                       By: /s/ Dov Trop
                                           ------------
                                       Name & Title: Dov Trop, President


                                       LENDER:
                                       HARRIS FAMILY AREAWIDE LLC,
                                       a Delaware limited liability company


                                       By: /s/ Mel Harris
                                           --------------
                                           Mel Harris, President

                                  SCHEDULE 1.34

                               MATERIAL CONTRACTS


                                      -28-